UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2021
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St.
Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in an 8-K Current Report filed on June 15, 2021, the Federal Home Loan Bank of Des Moines (the “Bank”) appointed Duane Creel as Interim Chief Risk and Compliance Officer (“Interim CRCO”). Effective November 1, 2021, Mr. Creel has been appointed as the Bank’s permanent CRCO.

Mr. Creel, age 57, previously served for nearly 20 years and in several leadership roles at the Federal Housing Finance Agency (“FHFA”), most recently as Examiner-in-Charge for Fannie Mae from November 2015 to December 2020. Prior to his tenure at the FHFA, Mr. Creel served in financial research, auditor and examiner roles at the Office of Federal Housing Enterprise Oversight, Freddie Mac, and the Federal Deposit Insurance Commission. Mr. Creel is a licensed Chartered Financial Analyst.

As the Bank’s CRCO, Mr. Creel will be paid an annual base salary of $425,000 and will be eligible to earn incentive awards under the Bank’s annual and long-term incentive plans. Mr. Creel’s maximum potential incentive award will be 80 percent of his base salary. As a result of Mr. Creel’s appointment as permanent CRCO, the agreement entered into between Mr. Creel and the Bank concerning his initial appointment as Interim CRCO was terminated on November 1, 2021.

Mr. Creel has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Creel and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Creel and any other person pursuant to which he was selected as CRCO of the Bank.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 5, 2021	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary